UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 15, 2022

URBAN EDGE PROPERTIES
URBAN EDGE PROPERTIES LP
(Exact name of Registrant as specified in its charter)

Maryland	(Urban Edge Properties)	001-36523	(Urban Edge Properties)	47-6311266
Delaware	(Urban Edge Properties LP)	333-212951-01	(Urban Edge Properties LP)	36-4791544
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York	NY	10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code:	(212)	956-2556

Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Urban Edge Properties

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	UE	The New York Stock Exchange
Urban Edge Properties LP

Title of class of registered securities	Trading symbol	Name of exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
        Urban Edge Properties  ☐                  Urban Edge Properties LP ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
        Urban Edge Properties ☐                   Urban Edge Properties LP ☐

Item 8.01 Other Events.

On August 15, 2022, Urban Edge Properties (the “Company”) and its operating partnership, Urban Edge Properties LP (the “Operating Partnership”), entered into an equity distribution agreement (the “Equity Distribution Agreement”) with each of Wells Fargo Securities, LLC, BTIG, LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Jefferies LLC, Morgan Stanley & Co. LLC, TD Securities (USA) LLC and Truist Securities, Inc., each in its capacity as sales agent and/or principal (each, an “Agent”, and collectively, the “Agents”), and (except in the case of BTIG, LLC) in its capacity as forward seller (each, a “Forward Seller”, and collectively, the “Forward Sellers”), and each of Wells Fargo Bank, National Association, Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, Jefferies LLC, Morgan Stanley & Co. LLC, The Toronto-Dominion Bank and Truist Bank, as forward purchaser (each, a “Forward Purchaser”, and collectively, the “Forward Purchasers”), pursuant to which the Company may from time to time offer and sell, through the Agents, acting as the Company’s agent or, if applicable, as Forward Sellers, or directly to the Agents acting as principal for their own accounts, the Company’s common shares, par value $0.01 per share, having an aggregate offering price of up to $250 million (the “Shares”). Concurrently with entry into the Equity Distribution Agreement, the Company entered into separate master forward confirmations (collectively, the “Master Confirmations”), each dated August 15, 2022, by and between the Company and each of the Forward Purchasers.

The Company and the Operating Partnership entered into the Equity Distribution Agreement in connection with the filing of the Form S-3 Shelf Registration Statement (as defined below), which was filed to replace the Company’s and the Operating Partnership’s expiring registration statement on Form S-3 (File No. 333-233232) filed with the Securities and Exchange Commission (the “Commission”) on August 13, 2019. The “at-the-market” offering program established by the Equity Distribution Agreement and related prospectus supplement under the Form S-3 Shelf Registration Statement replaces the Company’s “at-the-market” program established in June 2021.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of Shares through the Agents, the Company may also enter into forward sale agreements pursuant to any Master Confirmation and related supplemental confirmations to be entered into between the Company and the relevant Forward Purchaser pursuant thereto (collectively, the “Forward Sale Agreement”). In connection with any Forward Sale Agreement, a Forward Purchaser, or its affiliate or agent will, at the Company’s request, borrow from third parties and, through its Forward Seller, sell a number of Shares equal to the number of Shares underlying such Forward Sale Agreement. In no event will the aggregate number of Shares sold through the Agents or the Forward Sellers under the Equity Distribution Agreement, including through the Forward Sale Agreements, have an aggregate sales price in excess of $250 million.

The Company will not initially receive any proceeds from the sale of borrowed Shares by the Forward Sellers. The Company expects to fully physically settle each particular Forward Sale Agreement (by delivering Shares) with the applicable Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular Forward Sale Agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of Shares underlying the particular Forward Sale Agreement multiplied by the relevant forward sale price per share. However, subject to certain conditions, the Company may also elect to cash settle or net share settle a particular Forward Sale Agreement. If the Company elects to cash settle any forward sale transaction, it may not receive any proceeds and may owe cash to the applicable Forward Purchaser. If the Company elects to net share settle any forward sale transaction, it will not receive any proceeds and may owe Shares to the applicable Forward Purchaser.

The compensation to each Agent will be a mutually agreed commission that will not exceed, but may be lower than, 2.0% of the gross sales price of the Shares sold through it as the Company’s Agent pursuant to the Equity Distribution Agreement. The compensation to the Forward Sellers will be a mutually agreed commission in the form of a reduction to the initial forward price under the related Forward Sale Agreement that will not exceed, but may be lower than, 2.0% of the gross sales prices of all borrowed common shares sold through the applicable Forward Seller during the applicable forward hedge selling period.

Sales of Shares through or to the Agents, if any, will be made in amounts and at times to be determined by the Company from time to time, but the Company has no obligation to sell any of the Shares in the offering and may suspend sales in connection with the offering at any time. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common shares and determinations by the Company of the appropriate sources of funding for the Company. Any sales of Shares pursuant to the Equity Distribution Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange, as well as in negotiated or other transactions described in the prospectus supplement relating to the offering of the Shares, which may include block trades. The Company or any of the Agents or Forward Purchasers may at any time suspend offers or sales under the Equity Distribution Agreement or terminate the Equity Distribution Agreement, but in the case of an Agent or a Forward Purchaser, only with respect to itself.

The Shares will be issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-266885), filed with the Commission on August 15, 2022 (the “Form S-3 Shelf Registration Statement”), which became immediately effective upon filing, and a prospectus supplement dated August 15, 2022, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

The Equity Distribution Agreement contains customary representations, warranties and agreements of the Company and the Operating Partnership, indemnification rights and obligations of the parties and termination provisions. The foregoing description of the Equity Distribution Agreement and the Master Confirmations does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Equity Distribution Agreement filed herewith as Exhibit 1.1 and the form of Master Forward Confirmation filed herewith as Exhibit 1.2 to this Current Report on Form 8-K and are incorporated herein by reference. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

1.1
Equity Distribution Agreement, dated August 15, 2022, among the Company and the Operating Partnership, and each of Wells Fargo Securities, LLC, BTIG, LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Jefferies LLC, Morgan Stanley & Co. LLC, TD Securities (USA) LLC and Truist Securities, Inc., each in its capacity as sales agent and/or principal and (except in the case of BTIG, LLC) in its capacity as forward seller, and each of Wells Fargo Bank, National Association, Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, Jefferies LLC, Morgan Stanley & Co. LLC, The Toronto-Dominion Bank and Truist Bank, each in its capacity as forward purchaser.

1.2	Form of Master Forward Confirmation
5.1	Opinion of Venable LLP regarding the legality of the securities being issued by the Company
23.1	Consent of Venable LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: August 15, 2022	By:	/s/ Mark Langer
Mark Langer, Executive Vice President and Chief Financial Officer

URBAN EDGE PROPERTIES LP
By: Urban Edge Properties, General Partner

Date: August 15, 2022	By:	/s/ Mark Langer
Mark Langer, Executive Vice President and Chief Financial Officer